UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 27, 2020

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue,	Suite 200,	Bloomfield Hills,	48304
Michigan
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	TRS	The NASDAQ Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
TriMas Corporation (the “Corporation”) issued a press release on February 27, 2020, reporting its financial results for the fourth quarter and year ending December 31, 2019. A copy of the press release is attached hereto a an exhibit and is incorporated herein by reference. The press release is also available on the Corporation's website at www.trimascorp.com.
In addition, on February 27, 2020, the Corporation announced, effective in the first quarter of 2020, it will begin reporting its machined components operations, located in Stanton, California and Tolleson, Arizona, in its Aerospace reportable segment. The operations were previously reported in the Specialty Products reportable segment. As a result of the pending acquisition of RSA Engineered Products ("RSA"), the move of the Company's machined components operations under TriMas Aerospace's leadership facilitates a more rapid approach to achieving anticipated synergies from the RSA acquisition, allows the Company to better leverage the machining competencies and resources across the businesses, and facilitates insourcing products and processes that RSA historically has outsourced.
This segment realignment has no impact on the Company's historical consolidated balance sheet, income statement or cash flows. To provide historical information on a basis consistent with its new reporting structure, as well as to update for the sale of the Lamons business, which was moved into discontinued operations during the fourth quarter of 2019, the Company has recast certain historical information in the attached Exhibit 99.2 for the year ended December 31, 2019, as well as the quarterly periods in the year ended December 31, 2019. This information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2019.
The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release

99.2	Supplemental Historical Information - Recast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	February 27, 2020	By:	/s/ Robert J. Zalupski
		Name:	Robert J. Zalupski
		Title:	Chief Financial Officer